SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2004

Household Automotive Trust 2004-1

(Exact name of registrant as specified in its charter)

Delaware	333-100512-04	Applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois		60070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (847) 564-5000

(Former name or former address, if changed since last report)

Item 2.                                                             Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

Household Auto Receivables Corporation has registered the issuance of $750,000,000 in principal amount of Securities (the “Securities”) on Form S-3.  Pursuant to the Registration Statement, Household Automotive Trust 2004-1 (the “Issuer”) issued $225,000,000 Class A-1 1.6932% Auto Receivable Asset-Backed Notes, $179,000,000 Class A-2 2.52% Auto Receivable Asset-Backed Notes, $190,000,000 Class A-3 3.30% Auto Receivable Asset-Backed Notes and $156,000,000 Class A-4 3.93% Auto Receivable Asset-Backed Notes, (collectively, the “Notes”) on July 28, 2004 (the “Closing Date”).  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to (i) an Indenture attached hereto as Exhibit 4.1, dated as of July 28, 2004, among the Issuer, U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the "Administrator") and (ii) the Series Supplement attached hereto as Exhibit 4.4, dated as of July 28, 2004, among the Issuer, Household Finance Corporation, as Master Servicer (the "Master Servicer"), Household Auto Receivables Corporation, as Seller (the "Seller"), the Indenture Trustee, Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and the Administrator.

The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated July 21, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits:

1.1                                 Underwriting Agreement, dated July 21, 2004, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the “Seller”), Household Automotive Finance Corporation, Household Automotive Credit Corporation and J.P. Morgan Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1                                 Indenture, dated as of July 28, 2004, among Household Automotive Trust 2004-1 (the “Issuer”),  U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee") and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2                                 Amended and Restated Trust Agreement, dated as of July 28, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

4.3           Master Sale and Servicing Agreement, dated as of July 28, 2004, among the Issuer, Household Finance Corporation, as Master Servicer (the "Master Servicer"), the Seller, the Indenture Trustee, and the Administrator.

4.4                                 Series Supplement, dated as of July 28, 2004, among the Issuer, the Master Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

8.1                                 Tax Opinion of Dewey Ballantine LLP.

10.1                           Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

10.2                           Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION

	By:	/s/ Steven H. Smith
Name: Steven H. Smith
Title: Vice President and Assistant Treasurer

Dated: August 11, 2004

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated July 21, 2004, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the “Seller”), Household Automotive Finance Corporation, Household Automotive Credit Corporation and J.P. Morgan Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1

Indenture, dated as of July 28, 2004, among Household Automotive Trust 2004-1 (the “Issuer”),  U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee") and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2	Amended and Restated Trust Agreement, dated as of July 28, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

4.3

Master Sale and Servicing Agreement, dated as of July 28, 2004, among the Issuer, Household Finance Corporation, as Master Servicer (the "Master Servicer"), the Seller, the Indenture Trustee, and the Administrator.

4.4	Series Supplement, dated as of July 28, 2004, among the Issuer, the Master Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

8.1	Tax Opinion of Dewey Ballantine LLP.

10.1	Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

10.2	Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.